MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                     SUPPLEMENT DATED AUGUST 9, 2000 TO THE
                       PROSPECTUS DATED NOVEMBER 1, 1999

         The information appearing under the section entitled "ABOUT THE PORTFOLIO MANAGER" is revised by deleting such information and adding the following:

         Robert D. Sneeden is the Portfolio Manager of the Fund and a Vice President of the Fund. Mr. Sneeden has been an Assistant Vice President and Portfolio Manager of Merrill Lynch Investment Managers since 1994.

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